EXHIBIT 4.1

         LETTER AGREEMENT DATED OCTOBER 1, 2002 MADE BETWEEN THE COMPANY
                            AND IMA EXPLORATION INC.





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[LOGO] IMA EXPLORATION INC.



October 1, 2002



Attention: Mr. Nikolaos Cacos, President
XS Capital Corp.
Suite 709 - 837 West Hastings Street
Vancouver, BC V6C 3N6

Re: Office Space

Dear Niko:

This letter is to confirm that IMA Exploration Inc. will be charging rent for the partial use of one office and the partial use of the boardroom, reception services and other common areas at a rate of $1,500.00 per month. For the use of secretarial and bookkeeping services, IMA will charge an additional $500.00 per month.

This contract is effective October 1, 2002 and can be terminated by either party giving 30 days notice.

Please indicate your acceptance by signing below.

Yours truly,
Per:
IMA EXPLORATION INC.

/s/ William Lee

William Lee, C.A.
Chief Financial Officer

I agree to the above-mentioned terms:

Per:
XS CAPITAL CORP.

/s/ Nikolaos Cacos

Nikolaos Cacos, M.I.M.
President


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          TERMINAL CITY CLUB TOWER, SUITE 709-837 WEST HASTINGS STREET
                         VANCOUVER, BC, CANADA V6C 3N6
        TEL: 604.687.1828 * FAX: 604.687.1858 * TOLL FREE: 800.901.0058
     WWW.IMAEXPLORATION.COM * E-MAIL: INFO@IMAEXPLORATION.COM * TSX-V: IMR